SECURITIES AND EXCHANGE COMMISSION

		            	 Washington, D.C. 20549

			            	  FORM 8-K

	                  	        CURRENT REPORT




	Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

	   Date of Report (Date of earliest event reported):  May 13, 2002





	                  CSG SYSTEMS INTERNATIONAL, INC.
	---------------------------------------------------------------------
       		(Exact name of registrant as specified in its charter)




	         Delaware                 0-27512          47-0783182
	----------------------------   -------------   ----------------
	(State or other jurisdiction   (Commission     (IRS Employer
	 of incorporation)              File Number)    Identification
					                Number)




	  7887 East Belleview Avenue, Suite 1000, Englewood, CO  80111
	---------------------------------------------------------------
	(Address of principal executive offices)             (Zip Code)




	Registrant's telephone number, including area code: (303) 796-2850




Item 5.  Other Events and Regulation FD Disclosure.
-------  ------------------------------------------
		On May 13, 2002, the registrant issued a press release reporting that AT&T Broadband Management Corporation ("AT&T") had filed a demand to arbitrate certain disputes with CSG Systems, Inc., a wholly owned subsidiary of the registrant, arising under a Master Subscriber Management System Agreement entered into in 1997. The registrant also stated that it believes AT&T's claims to be without merit and that the registrant and CSG Systems, Inc. will vigorously defend themselves in the arbitration proceedings.

		A copy of such press release is attached to this Form
	8-K as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------
         (c)  Exhibit

  	 99.1	Press release of CSG Systems, Inc. dated May 13, 2002.




Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	Date:  May 15, 2002
	       ------------

				CSG SYSTEMS INTERNATIONAL INC.

				By:  /s/ Joseph T. Ruble
				     ------------------------------
                                     Joseph T. Ruble, Secretary
                                     and General Counsel



			CSG Systems International, Inc.

				Form 8-K

			     Exhibit Index

Exhibit
Number				Description
-------                         -----------

 99.1	Press release of CSG Systems, Inc. dated May 13, 2002.